ZIEGLER FLOATING RATE FUND

Class A (ZFLAX)
Class C (ZFLCX)
Institutional Class (ZFLIX)

Supplement dated February 23, 2018 to the
Prospectus dated January 31, 2018

The Average Annual Total Returns table is deleted and replaced in its entirety with the table below which reflects the corrected Class A and Class C Return Before Taxes for 1 Year and Since Inception periods.

Average Annual Total Returns
For the Calendar Year Ended December 31, 2017
Institutional Class	1 Year	Since Inception April 1, 2016
Return Before Taxes	4.75%	6.19%
Return After Taxes on Distributions	2.60%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares	2.67%	3.89%
Class A
Return Before Taxes	0.06%	3.33%
Class C
Return Before Taxes	2.72%	5.17%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	4.26%	7.23%

Please retain this supplement for future reference.